                                                               PAGE 1
                                      EX-3.1

                                 STATE OF DELAWARE
                          OFFICE OF THE SECRETARY OF STATE

                          ----------------------------------


    I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF INCORPORATION OF "PURO CORPORATION OF

AMERICA" FILED IN THIS OFFICE ON THE SEVENTH DAY OF JANUARY, A.D.

1994, AT 4:30 O'CLOCK P.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO

NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                               * * * * * * * * * *














                                        /s/ WILLIAM T. QUILLEN
                                        --------------------------------------
                                        WILLIAM T. QUILLEN, SECRETARY OF STATE

                                        AUTHENTICATION:  *4234934

724007028                                         DATE:  01/10/1994

                         CERTIFICATE OF INCORPORATION

                                      OF

                         PURO CORPORATION OF AMERICA


    1. The name of the corporation is:

                         PURO CORPORATION OF AMERICA

    2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

    3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

    4. The total number of shares of stock which the corporation shall have authority to issue is Two Million (2,000,000) and the par value of each of such shares is One Cent ($.01) amounting in the aggregate to Twenty Thousand Dollars ($20,000.00).

    5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

   6.  The name and mailing address of the incorporator is:

                                       M. A. Brzoska
                                       Corporation Trust Center
                                       1209 Orange Street
                                       Wilmington, Delaware 19801

    7. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

    I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of January, 1994.


                                       /s/ M. A. BRZOSKA
                                       --------------------------

                     STATE OF DELAWARE

               OFFICE OF THE SECRETARY OF STATE

               --------------------------------

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURO CORPORATION OF AMERICA", CHANGING ITS NAME FROM "PURO CORPORATION OF AMERICA" TO "PURO WATER GROUP, INC." FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 12:30 O'CLOCK P.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                     /s/ EDWARD J. FREEL
                     -----------------------------------
                     EDWARD J. FREEL, SECRETARY OF STATE

2367445 8100         AUTHENTICATION: 7792780

960014352                      DATE: 01-17-96

                          CERTIFICATE OF AMENDMENT
                                      OF
                        CERTIFICATE OF INCORPORATION
                                     ****

    PURO CORPORATION OF AMERICA, a corporation organized and existing under and by virture of the General Corporation Law of the State of Delaware,

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

    RESOLVED, that the Certificate of Incorporation of Puro Corporation of America be amended by changing Article 1 thereof so that, as amended, said Article shall be and read as follows:

    "1.  The name of the corporation is:

                          PURO WATER GROUP, INC."

    SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

    THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said Puro Corporation of America has caused this certificate to be signed by Jack C. West, its Secretary, this 17th day of November, 1995.

                                       PURO CORPORATION OF AMERICA

                                       By: /s/ JACK C. WEST
                                           ----------------------------
                                           Its Hereunto Duly Authorized
                                           Secretary

                     STATE OF DELAWARE

               OFFICE OF THE SECRETARY OF STATE

               --------------------------------

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURO WATER GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF APRIL, A.D. 1996, AT 9 O'CLOCK A.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                     /s/ EDWARD J. FREEL
                     -----------------------------------
                     EDWARD J. FREEL, SECRETARY OF STATE

2367445 8100         AUTHENTICATION: 7925898

960122521                      DATE: 04-29-96

                          CERTIFICATE OF AMENDMENT
                                      OF
                        CERTIFICATE OF INCORPORATION
                                      0F
                           PURO WATER GROUP, INC.

    PURO WATER GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

    RESOLVED, that the Certificate of Incorporation of Puro Water Group, Inc. be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

    "4. The total number of shares of stock which the corporation shall have authority to issue is Ten Million (10,000,000) and the par value of each of such shares is One Cent ($.01) amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

    SECOND: That in lieu of a meeting and vote of stockholders, the stockholders
have given     written consent to said amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

    THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware and written notice has been given in accordance with Section 228 of the General Corporate Law of the State of Delaware.

    IN WITNESS WHEREOF, said Puro Water Group, Inc. has caused this certificate to be signed by Jack C. West, a Co-President, as of the 17th day of April, 1996.

                                        PURO WATER GROUP, INC.

                                        By:  /s/ JACK C. WEST
                                           ------------------------
                                           Jack C. West
                                           Co-President
                                           Hereunto Duly Authorized

                     STATE OF DELAWARE

               OFFICE OF THE SECRETARY OF STATE

               --------------------------------

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURO WATER GROUP, INC.", FILED IN THIS OFFICE ON THE
SIXTH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                     /s/ EDWARD J. FREEL
                     -----------------------------------
                     EDWARD J. FREEL, SECRETARY OF STATE

2367445 8100         AUTHENTICATION: 7934230

960129906                      DATE: 05-06-96

                          CERTIFICATE OF AMENDMENT
                                      OF
                        CERTIFICATE OF INCORPORATION
                                      0F
                           PURO WATER GROUP, INC.

    PURO WATER GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of said coporation, by the unanimous written consent of its members filed with the minutes of the Board and a majority of the shareholders adopted a resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

    RESOLVED, that the Board of Directors and a majority of the shareholders agree to and approve a stock split such that immediately following same, the holders of issued and outstanding common stock of the Corporation as of the date described in the following paragraph shall be entitled to three and two tenths (3.2) shares of stock for each share held by them immediately prior to such date (the "Stock Split"); and be it further

    RESOLVED, that the Stock Split shall be effective immediately upon the receipt by the Corporation of written confirmation of the filing with the Secretary of the State of Delaware of an Amendment to the Certificate of Incorporation of the Corporation increasing the authorized capital stock of the Corporation to Ten Million (10,000,000) shares; and be it further

    RESOLVED, that the Certificate of Incorporation of this Corporation be amended by adding the following Article:

    "8. Pursuant to resolution adopted unanimously by the Board of Directors and by a majority of the stockholders of said corporation, all shares of the common voting stock of the corporation issued and outstanding as of April 29, 1996 shall be split so that the holders thereof shall receive three and two tenths (3.2) shares of stock in exchange for and in substitution of each share held by them on such date."

    SECOND: That in lieu of a metting and vote of stockholders, the stockholders have given majority written consent to said amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

    THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware and written notice has been given in accordance with Section 228 of the General Corporate Law of the State of Delaware.

    IN WITNESS WHEREOF, said Puro Water Group, Inc. has caused this certificate to be signed by Jack C. West, a Co-President, as of the 29th day of April, 1996.

                                        PURO WATER GROUP, INC.

                                        BY:  /s/ JACK C. WEST
                                           -----------------------
                                           Jack C. West
                                           Co-President
                                           Hereunto Duly Authorized

                     STATE OF DELAWARE

               OFFICE OF THE SECRETARY OF STATE

               --------------------------------

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURO WATER GROUP, INC.", FILED IN THIS OFFICE ON THE
TENTH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                     /s/ EDWARD J. FREEL
                     -----------------------------------
                     EDWARD J. FREEL, SECRETARY OF STATE

2367445 8100         AUTHENTICATION: 7942606

960137143                      DATE: 05-13-96

                          CERTIFICATE OF AMENDMENT
                                      OF
                        CERTIFICATE OF INCORPORATION
                                      0F
                           PURO WATER GROUP, INC.

    PURO WATER GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the Board and a majority of the shareholders adopted a resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

    RESOLVED, that upon the filing of the Amendment to the Certificate of Incorporation described below, the par value of the authorized common voting stock of the Corporation shall be changed to $.003125 per share; and be it further

    RESOLVED, that upon the filing of such amendment, each of the shares of common voting stock of the Corporation, par value $.01 per share, issued and outstanding at the close of business on April 29, 1996 shall forthwith be changed and reclassified into 3.2 common voting shares having a par value of $.003125 per share; and be it further

    RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating Article 4 as follows:

    "4. The total number of shares of stock which the Corporation shall have authority to issue is Ten Million (10,000,000) and the par value of such shares is $.003125 per share amounting in the aggregate to Thirty Thousand Dollars ($30,000)."; and be it further

    RESOLVED, that the Certificate of Incorporation of the Corporation be further amended by deleting all references therein to "$.01" par value common voting shares and inserting "$.003125" par value common voting shares in lieu thereof; and be it further

    RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating Article 8 as follows:

    "8. Each share of the common voting stock of the corporation, par value $.01 issued and outstanding as of April 29, 1996 is hereby changed into three and two tenths (3.2) shares of common voting stock with a par value of $.003125 per share. Holders thereof shall receive three and two tenths (3.2) shares of stock in exchange for and in substitution of each share held by them on such date."; and be it further

    RESOLVED, that the stated capital of the Corporation shall remain unchanged by virtue of said amendment.

    SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given majority written consent to said amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware and written notice has been given in accordance with Section 228 of the General Corporate Law of the State of Delaware.

    IN WITNESS WHEREOF, said Puro Water Group, Inc. has caused this certificate to be signed by Jack C. West, a Co-President, as of the 30th day of April, 1996.

                                                 PURO WATER GROUP, INC.

                                                 By: /s/ JACK C. WEST
                                                     ----------------
                                                     Jack C. West
                                                     Co-President
                                                     Hereunto Duly Authorized

                                       2